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                                                                   EXHIBIT 10.15


                                                     AEI  HOLDING COMPANY, INC.


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made as of November 11, 1997 by AEI Holding Company, Inc., a Delaware corporation ("Debtor"), in favor of NationsBank of Texas, N.A., individually and as agent for the other Lenders that hereafter become parties to the Credit Agreement referenced below ("Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Debtor, Agent, and Lenders have entered into that certain Credit Agreement of even date herewith, (herein, as from time to time amended, supplemented or restated, called the "Credit Agreement"), pursuant to which funds are to be advanced to Debtor under the Notes (as such term is defined below) which funds may be further advanced by Debtor to its Affiliates;

         WHEREAS, Debtor has executed (i) that certain Promissory Note of even date herewith payable to the order of NationsBank in the original principal amount of $30,000,000 on or before the Maturity Date and (ii) that certain Promissory Note of even date herewith payable to the order of The Provident Bank in the original principal amount of $20,000,000 on or before the Maturity Date (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Notes"), which Notes renewed and extended the Original Promissory Note;

         WHEREAS, it is a condition precedent to Lenders' obligations to advance funds pursuant to the Credit Agreement that Debtor shall execute and deliver to Secured Party a security agreement covering substantially all of its personal assets;

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to extend such credit under the Credit Agreement, Debtor hereby agrees with Secured Party, for the benefit of Lenders and Secured Party, as follows:

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                                   ARTICLE I

                           Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement", "Debtor", and "Credit Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

         "Collateral" means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

         "Collateral Account" has the meaning given it in Section 4.1(e).

         "Commitment" means the agreement or commitment by Lenders to make loans or otherwise extend credit to Debtor under the Credit Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Lenders to or for the account of Debtor which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing inventory, equipment, or other goods.

         "Equipment" means all equipment (as defined in the UCC) in whatever form, wherever located, and whether now or hereafter existing, and all parts thereof, all accessions thereto, and all replacements therefor, including but not limited to the Operating Equipment.

         "Excluded Collateral" means, collectively, all of the following which are being sold in connection with the sale by Borrower of its Mining Technologies Division:

                  (a) Receivables relating: (i) to the assets listed in Schedules 2.1(b), 2.1(c)(1) and 2.1(c)(2) and 2.1(h); (ii) to coal mining operations performed under contracts with third parties for the benefit of such third parties and (iii) Receivables arising from services performed by Borrower for third parties in Borrower's shops.

                  (b) General Intangibles listed in Schedule 2.1(b), 2.1(c)(1) and 2.1(c)(2) or relating to the assets listed in Schedule 2.1(h);

                  (c) Documents relating to the assets listed in Schedules 2.1(b) or 2.1(h) or assets subject to the leases listed in Schedule 2.1(c)(2);

                  (d) Instruments relating to the assets listed in Schedules 2.1(b), 2.1(c)(1) and 2.1(c)(2) and 2.1(h);

                  (e) Inventory listed in Schedule 2.1(h);


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                  (f) Investment Property listed in Schedules 2.1(c)(1) or (c)
          (2); and

                  (g) Equipment listed in Schedule 2.1(h) or relating to the Contracts listed in Schedule 2.1(c)(2);

         "General Intangibles" means all general intangibles (as defined in the UCC) of any kind (including choses in action, tax refunds, insurance proceeds, and contract rights), and all instruments, security agreements, leases, contracts, and other rights (except those constituting Receivables, Documents, or Instruments) to receive payments of money or the ownership or possession of property. The General Intangibles include, among other items, all Intellectual Property.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (as each is defined in" the UCC).

         "Intellectual Property" means any Patents, Patent Licenses, Trademarks, and Trademark Licenses.

         "Inventory" means all inventory (as defined in the UCC) in all of its forms, wherever located and whether now or hereafter existing, including (a) all movable property and other goods held for sale or lease, all movable property and other goods furnished or to be furnished under contracts of service, all raw materials and work in process, and all materials and supplies used or consumed in a business, including but not limited to all coal and other minerals after extraction, all stockpiles thereof, and related products, (b) all movable property and other goods which are part of a product or mass, (c) all movable property and other goods which are returned to or repossessed by the seller, lessor, or supplier thereof, (d) all goods and substances in which any of the foregoing is commingled or to which any of the foregoing is added, and (e) all accessions to, products of, and documents for any of the foregoing.

         "Issuer" means any issuer of Subsidiary Shares and any successor of such Issuer.

         "Investment Property" means all "certificated securities", "uncertificated securities", "security entitlements", "security accounts", "commodity contracts" or "commodity accounts" (as each is defined in the UCC) and shall include, without limitation, all Subsidiary Shares, except the shares of Ikerd Bandy, Co., Inc.

         "Lenders" means the Persons who are from time to time "Lenders" as defined in the Credit Agreement.

         "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including without limitation any lien, mortgage,


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security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

         "Lockbox" has the meaning given it in Section 4.1(e).

         "Obligation Documents" means the Credit Agreement, the Notes, the Loan Documents, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Other Liable Party" means any Person, other than Debtor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Party or Lenders a Lien upon any property as security for the Secured Obligations.

         "Patent License" means any license or other agreement, whether now or hereafter in existence, under which is granted or authorized any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

         "Patents" means all the following: (a) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof. (b) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Perfection Certificate" means the Collateral Certificate appropriately completed to the satisfaction of Secured Party and duly executed by the indicated officer or officers of Debtor.

         "Permitted Liens" means any Liens expressly permitted under Section
7.2 of the Credit Agreement.


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         "Person" means an individual, corporation, partnership, association, joint stock company, trust, unincorporated organization or joint venture, or a court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Proceeds" means, with respect to any property of any kind, all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from any sale, exchange, collection, lease, licensing or other disposition of, distribution in respect of, or other realization upon, such property, including all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under (or unearned premiums with respect to) insurance in respect of, such property (regardless of whether Secured Party is named a loss payee thereunder), and any payments paid or owing by any third party under any indemnity, warranty, or guaranty with respect to such property, and any condemnation or requisition payments with respect to such property, in each case whether now existing or hereafter arising.

         "Receivables" means (a) all accounts (as defined in the UCC) and all other rights to payment for goods or other personal property which have been (or are to be) sold, leased, or exchanged or for services which have been (or are to be) rendered, regardless of whether such accounts or other rights to payment have been earned by performance and regardless of whether such accounts or other rights to payment are evidenced by or characterized as accounts receivable, contract rights, book debts, notes, drafts or other obligations of indebtedness, (b) all Documents and Instruments of any kind relating to such accounts or other rights to payment or otherwise arising out of or in connection with the sale, lease or exchange of goods or other personal property or the rendering of services, (c) all rights in, to, or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, rights to payment, Documents, or Instruments, (d) all rights in, to and under any purchase orders, service contracts, or other contracts out of which such accounts and other rights to payment arose (or will arise on performance), and (e) all rights in or pertaining to any goods arising out of or in connection with any such purchase orders, service contracts, or other contracts, including rights in returned or repossessed goods and rights of replevin, repossession, and reclamation.

         "Related Person" means Debtor, each Subsidiary of Debtor and each Other Liable Party.

         "Secured Obligations" has the meaning given such term in Section 2.2.

         "Secured Party" means the Person named as such at the beginning of this Agreement, together with its successors and assigns as the "Agent" under the Credit Agreement.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

         "Subsidiary Shares" means all of the following issued by any Subsidiary of Debtor (other than Ikerd Bandy Co., Inc.: (a) all shares of capital stock , (b) all units of membership


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interest, (c) all certificates representing any such shares and units, (d) all options and other rights, contractual or otherwise, at any time existing with respect to such shares and units, and (e) all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or units.

         "Trademark License" means any license or agreement, whether now or hereafter in existence, under which is granted or authorized any right to use any Trademark.

         "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (b) the goodwill of the business symbolized thereby or associated with each of them, (c) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, (d) all reissues, extensions and renewals thereof, (e) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "UCC" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

         Section 1.2. Other Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

         Section 1.3. Attachments. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.


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         Section 1.5. References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                                   ARTICLE II

                               Security Interest

         Section 2.1. Grant of Security Interest. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in and to all right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located, SAVE AND EXCEPT the Excluded Collateral.

         (a) all Receivables.

         (b) all General Intangibles.

         (c) all Documents.

         (d) all Instruments.

         (e) all Inventory.

         (f) all Investment Property.

         (g) all Equipment.

         (h) The Collateral Account and the Lockbox, all cash deposited therein from time to time, and all Liquid Investments referred to in Section 4.1(e).

         (i) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales


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literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (j) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party except for moneys and property paid to Debtor in connection with the Asset Purchase Agreement to be executed by Debtor, Mining Technologies Limited and Mining Technologies, Inc. relating to the assets listed in Schedule 2.1.

         (k) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and howsoever Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         Section 2.2. Secured Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

         (a) Credit Agreement Indebtedness. The payment by Debtor, as and when due and payable, of the "Obligations", as defined in the Credit Agreement, and of all amounts from time to time owing by Debtor under or in respect of the Credit Agreement, the Notes or any of the other Obligation Documents.

         (b) Interest Rate Hedges. The payment and performance of any and all present or future obligations of Debtor according to the terms of any present or future interest rate or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Debtor, any Subsidiary of Debtor, and one or more parties constituting any Lender (or any affiliate of any Lender).

         (c) Other Indebtedness. All loans and future advances made by Lenders to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Lenders, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or to a third party and subsequently acquired by Lenders and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty or otherwise (it being contemplated that Debtor may hereafter become indebted to Lenders in further sum or sums but Lenders shall have no obligation to extend further indebtedness by reason of this Agreement).

         (d) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.


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         (e) Performance. The due performance and observance by Debtor of all of its other obligations from time to time existing under or in respect of any of the Obligation Documents.

As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Debtor. Debtor hereby acknowledges that the Secured Obligations are owed to the various Lenders and that each Lender is entitled to the benefits of the Liens given under this Agreement.

                                  ARTICLE III

                   Representations, Warranties and Covenants

         Section 3.1. Representations and Warranties. Debtor hereby represents and warrants to Secured Party and Lenders as follows:

         (a) Ownership Free of Liens. Debtor has good and marketable title to the Collateral, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and any Permitted Liens. No effective financing statement or other registration or instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of Secured Party relating to this Agreement and any which have been filed to perfect or protect any Permitted Lien. None of the Collateral is in the possession of any Person other than Debtor or Secured Party, except for Collateral being transported in the ordinary course of business.

         (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of Debtor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Debtor or of any Related Person except for Permitted Liens expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority, or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

         (c) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations.


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         (d) Perfection Certificate. Debtor has previously completed and delivered the Perfection Certificate to Secured Party. The Perfection Certificate as so delivered is true, correct and complete.

         (e) Receivables. Each Receivable included within the Collateral represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services, subject to no contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such Receivable, except for Receivables of Debtor which do not in the aggregate exceed five percent (5%) of the aggregate face amount of all of Debtor's Receivables. No material amount of Debtor's Receivables is otherwise doubtful of collection except as has been disclosed to Secured Party in writing.

         (f) General Intangibles. Each General Intangible included within the Collateral which is material to Debtor's business represents the valid and legally binding obligation of each other Person who is a party thereto or who is otherwise stated to be obligated thereunder, subject to no contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated thereon, except for those which (i) in the case of General Intangibles under which money is owing to Debtor, do not in the aggregate exceed five percent (5%) of the aggregate face amount of all such General Intangibles, and (ii) in the case of other General Intangibles, do not materially impair the value to Debtor or the enforcement by Debtor of such General Intangibles.

         (g) Intellectual Property. There is no Intellectual Property included within the Collateral which is material to Debtor's business.

         (h) Documents and Instruments. All Documents and Instruments included within the Collateral are valid and genuine. Any such Document or Instrument has only one original counterpart which constitutes collateral within the meaning of the UCC or the law of any applicable jurisdiction, and all such original counterparts (other than checks delivered in payment of Receivables in the ordinary course of business) have been delivered into the possession of Secured Party.

         (i) Goods. None of the Collateral which constitutes goods (i) is covered by any Document (other than Documents which are subject hereto and have been delivered to Secured Party), (ii) is subject to any landlord's lien or similar Lien (other than Permitted Liens), (iii) has been related to, attached to, or used in connection with any real property so as to constitute a fixture upon such real property (except for real property which is subject to a Lien in favor of Secured Party), (iv) is now kept or is intended to be kept at any location other than as set forth in the Perfection Certificate (except for goods in transit in the ordinary course of Debtor's business), (v) is installed in or affixed to other goods so as to be an accession to such other goods (unless such other goods are included in the Collateral), or (vi) has been produced in violation of the Fair Labor Standards Act, as amended. All such goods are insured to the extent required under the Credit Agreement.


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         (k) Investment Property. Debtor has delivered to Secured Party all
Certificates, instruments, and writings evidencing Investment Property included within the Collateral. All such certificates, instruments, and writings are valid and genuine and have not been altered.

         (j) Subsidiary Shares. Debtor has delivered to Secured Party all certificates evidencing Subsidiary Shares. All such certificates are valid and genuine and have not been altered. All shares, units and other securities constituting the Subsidiary Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Subsidiary Shares (or rights in respect thereof) have been paid. No restrictions or conditions exist with respect to the transfer, voting or capital of any Subsidiary Shares. The Subsidiary Shares constitute the percentage of the class of issued shares of capital stock which is indicated on Exhibit B. No Issuer of any Subsidiary Shares has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to have issued to him capital stock of such Issuer.

         Section 3.2. General Covenants Applicable to All Collateral. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations or the Commitment is outstanding.

         (a) Change of Name, Location, or Structure; Additional Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity or corporate or partnership structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of Debtor's chief executive office or principal place of business, unless Debtor shall have first (1) notified Secured Party of such change at least twenty (20) days prior to the effective date of such change, (2) taken all action requested by Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting Secured Party's security interests and rights under this Agreement and the perfection and priority thereof, and (3) if requested by Secured Party, provided to Secured Party a legal opinion to its satisfaction confirming that such change will not adversely affect in any way Secured Party's security interests and rights under this Agreement or the perfection or priority thereof. In any notice furnished pursuant to this subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.


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         (b) Further Assurances. Debtor will, at its expense as from time to time requested by Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order: (i) to confirm and validate this Agreement and Secured Party's rights and remedies hereunder, (ii) to correct any errors or omissions in the descriptions herein of the Secured Obligations or the Collateral or in any other provisions hereof, (iii) to perfect, register and protect the security interests and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights,
(iv) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (v) to otherwise give Secured Party the full benefits of the rights and remedies described in or granted under this Agreement. As part of the foregoing Debtor will, whenever requested by Secured Party (1) execute and file any financing statements, continuation statements, and other filings or registrations relating to Secured Party's security interests and rights hereunder, and any amendments thereto, and (2) mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder. To the extent requested by Secured Party from time to time, Debtor will obtain from any material account debtor or other obligor on the Collateral the acknowledgment of such account debtor or obligor that such Collateral is subject to this Agreement.

         (c) Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information which such representatives obtain; provided that such actions do not unreasonably interfere with Debtor's business.

         (d) Information. Upon the reasonable request from time to time by Secured Party, Debtor will furnish to Secured Party (i) any information concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition, and (ii) statements and schedules identifying and describing the Collateral and other reports and information requested in connection with the Collateral, all in reasonable detail.

         (e) Ownership, Liens, Possession and Transfers. Debtor will maintain good and marketable title to all Collateral (except Collateral which is sold in accordance with Section 7.5 of the Credit Agreement), free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and any Permitted Liens, and Debtor will not grant or allow any such Liens, encumbrances or adverse claims to exist. Debtor will not grant or allow to remain in effect, and Debtor will cause to be terminated, any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of Secured Party relating to this Agreement and any which have been filed to perfect or protect any Permitted Lien. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person. Except as expressly allowed in
Section 3.3 below for Inventory and Equipment,

Debtor (i) will insure that all of the Collateral -- whether goods, Documents, Instruments, or otherwise -- is and remains in the possession of Debtor or Secured Party (or a bailee selected by Secured Party who is holding such Collateral for the benefit of Secured Party), except for goods being transported in the ordinary course of business, and (ii) will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral.

         (f) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

         Section 3.3. Covenants for Specified Types of Collateral. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations or the Commitment is outstanding.

         (a) Receivables. Debtor will, except as otherwise provided in Sections 4.1(d) or 4.2(a), collect at its own expense all amounts due or to become due under each Receivable which is included within the Collateral. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each such Receivable. Except for actions and omissions in the ordinary course of business which do not in the aggregate cause losses or reductions in excess of five percent (5%) of the aggregate face amount of all such Receivables outstanding at any time, Debtor (i) will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendering of which gave rise or will give rise to each such Receivable, and
(ii) will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such Receivable, or by any written instrument, or otherwise) take or allow any action or omission which causes any such Receivable to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such Receivable, unless such action involves a good faith contest (promptly instituted and diligently concluded) to the validity of amounts claimed to be owed to another Person.

         (b) General Intangibles. Debtor will, except as otherwise provided in Sections 4.1(e) or 4.2(a), collect at its own expense all amounts due or to become due under each General Intangible included within the Collateral. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each such General Intangible. Unless the failure to do so is the result of a good faith contest (promptly and diligently concluded) of the validity of such obligations, Debtor will duly perform and cause to be performed all of its obligations under any contracts, instruments, and agreements which are, or which are related to, any material General Intangibles of Debtor. Debtor will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such General Intangibles, or by any written instrument, or otherwise) take or allow any action or omission which causes any such General Intangibles to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such General Intangibles, except for those which (i) in the case of such General Intangibles under which money is owing to Debtor, do not in the aggregate exceed five percent (5%) of the aggregate face amount of all such General Intangibles, and (ii) in the case of other General Intangibles included within the Collateral, do not materially impair the value or enforcement of such General Intangibles.

         (c) Intellectual Property. Debtor will maintain and protect the validity and enforceability of all Intellectual Property included within the Collateral which is material to Debtor's business. Debtor will defend and protect such Intellectual Property and its rights thereunder against any infringement, dilution, or misappropriation and will defend any claim or administrative or arbitral challenge that questions the validity or enforceability of such Intellectual Property, Debtor's purported rights therein and thereunder, or Debtor's rights to register or patent the same or to use and practice the same in its business. Debtor will give Secured Party notice of any proceeding in which such defense is being carried on. Debtor will diligently prosecute and maintain all applications and registrations for any such Intellectual Property, and Debtor will notify Secured Party whenever it learns that any application or registration relating to any such Intellectual Property has been (or is alleged to have been) abandoned, dedicated or otherwise terminated. At least thirty days prior to filing any application for registration of any Intellectual Property (or any similar request) with the United States Patent and Trademark Office, or any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, Debtor will give Secured Party notice of such intended filing and will, upon Secured Party's request, execute, deliver and file any agreements, instruments, registrations and filings which Secured Party may request to confirm Secured Party's security interest therein and to put such security interest of record in such office. Debtor hereby appoints Secured Party as its agent and attorney in fact to do the same, and hereby ratifies and confirms all actions of Secured Party as such agent and attorney in fact, and hereby acknowledges that such agency and power of attorney are irrevocable and coupled with an interest.

         (d) Documents and Instruments. Debtor will at all times cause any Documents or Instruments which are included within the Collateral to be valid and genuine. Debtor will cause all Instruments included within the Collateral to have only one original counterpart. Upon request by Secured Party, Debtor will promptly deliver to Secured Party all originals of Documents or Instruments which are included within the Collateral. Debtor will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any Documents or Instruments which are included within the Collateral, or by any written instrument, or otherwise) take or allow any action or omission which causes any Documents or Instruments which are included within the Collateral to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to the Persons obligated thereon. Upon request by Secured Party, Debtor will mark each chattel paper which is included within the Collateral with a legend indicating that such chattel paper is subject to the security interest granted by this Agreement.

         (e) Inventory. Debtor will maintain, preserve, protect and store all Inventory included within the Collateral in good condition, repair and working order and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any such Inventory with an aggregate value in excess of $500,000. Except for transportation of Inventory in the ordinary course of business, Debtor will not allow any such Inventory to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Inventory. Except for Documents delivered into the possession of Secured Party, Debtor will not allow any Inventory included within the Collateral to be covered by any Document. Debtor will not cause or permit the removal of any item of Inventory from Debtor's possession, control and risk of loss, and Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any Inventory, other than in connection with the following:

                  (i) Sales or leases, other than during the continuance of an Event of Default, of Inventory in the ordinary course of business, and

                  (ii) Possession of Inventory by Secured Party or by a bailee selected by Secured Party who is holding such Inventory for the benefit of Secured Party.

         (f) Equipment. Debtor will maintain, preserve, protect and keep all Equipment included within the Collateral in good condition, repair and working order and will cause such Equipment to be used and operated in a good and workmanlike manner, in accordance with applicable law and in a manner which will not make void or cancelable any insurance with respect to such Equipment. Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any of such Equipment with an aggregate value in excess of $500,000. Except for transportation of Equipment in the ordinary course of business, Debtor will not allow any Equipment included within the Collateral to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Equipment. Debtor will not cause or permit the removal of any item of Equipment from Debtor's possession, control and risk of loss, and Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any Equipment, other than in connection with the following:

                  (i) Sale or other disposal, other than during the continuance of an Event of Default, of any item of Equipment (i) in the ordinary course of business or (ii) which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any Liens, encumbrances or adverse claims, and

                  (ii) Possession of Equipment by Secured Party or by a bailee selected by Secured Party who is holding such Equipment for the benefit of Secured Party.

Debtor will not permit any of the Collateral which constitutes Equipment to at any time become so related to attached to, or used in connection with any particular real property so as to become a fixture upon such real property, or to be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are also included in the Collateral.

         (g) Certificates of Title. To the extent that there is at any time any Collateral in which a security interest may be perfected by a notation on the certificate of title or similar evidence of ownership of such Collateral, Debtor will:

                  (i) concurrently with the execution hereof, with respect to any items of such Collateral with a book value in excess of $25,000 in which Debtor presently has any interest,

                  (ii) promptly after the acquisition thereof, with respect to any items of such Collateral with a book value in excess of $25,000 in which Debtor hereafter acquires any interest, and

                  (iii) promptly upon request by Secured Party, with respect to any other items of such Collateral,

deliver to Secured Party all such certificates of title and similar evidences of ownership, all applications therefor, and all other documents needed or helpful in registering Secured Party's security interest in such Collateral on such certificates of title, other evidences of ownership, and applications and in otherwise perfecting Secured Party's security interest in such Collateral.

         (h)  Investment Property.

         (i) Debtor will at all times cause (A) Secured Party to have control (within the meaning of the UCC) over all Investment Property included within the Collateral and (B) any certificates, documents, or instruments evidencing Investment Property included within the Collateral to be valid and genuine. All instruments and writings evidencing Investment Property included within the Collateral shall be delivered to Secured Party concurrently with or prior to the execution and delivery of this Agreement. )

         (ii) All instruments and writings evidencing the Investment Property shall be delivered to Secured Party on or prior to the execution and delivery of this Agreement. All other instruments and writings hereafter evidencing or constituting Investment Property shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Debtor. All such Investment Property shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         (iii) If Debtor shall receive, by virtue of its being or having been an owner of any Subsidiary Shares, any (i) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Subsidiary Shares, or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 4.10 hereof, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Party, shall segregate it from Debtor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

         (iv) Status of Subsidiary Shares. The certificates evidencing the Subsidiary Shares shall at all times be valid and genuine and shall not be altered. The Subsidiary Shares at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound and shall not be subject to any restrictions with respect to transfer, voting or Capital of such Subsidiary Shares.

         (v) Notices from Issuer. Debtor will promptly deliver to Secured Party a copy of each notice or other communication received by Debtor from any Issuer in respect of any Investment Property.



                                  ARTICLE IV.

                      Remedies, Powers and Authorizations

         Section 4.1.  Normal Provisions Concerning the Collateral.

         (a) Additional Financing Statement Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

         (b) Power of Attorney. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to request or instruct each Issuer (and each registrar, transfer agent, or similar Person acting on behalf of each Issuer) including any action or instrument: (i) to request or instruct each to register the pledge or transfer of the Collateral to Secured Party; (ii) to otherwise give notification to any Issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder; (iii) to obtain and adjust any insurance required to be paid to Secured Party pursuant hereto; (iv) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (v) to receive, indorse and collect any drafts or other Instruments or Documents; (vi) to enforce any obligations included among the Collateral; and (vii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Debtor or Secured Party with respect to any of the Collateral. Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by Secured Party for the sole benefit of Lenders.

         (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

         (d) Bailees. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, upon the request of Secured Party, notify such warehouseman, bailee, agent or processor of Secured Party's rights hereunder and instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions. (No such request by Secured Party shall be deemed a waiver of any provision hereof which was otherwise violated by such Collateral being held by such Person prior to such instructions by Debtor.)

         (e) Collection. Secured Party shall have the right at any time, upon the occurrence and during the continuance of a Default or an Event of Default, to notify (or to require Debtor to notify) any and all obligors under any Receivables, General Intangibles, Instruments, Investment Property or other rights to payment included among the Collateral of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection of any such Receivables, General Intangibles, Instruments, Investment Property or other rights to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that Secured Party has given (and after Secured Party has required Debtor to give) any notice referred to above in this subsection: all amounts and proceeds (including instruments and writings) received by Debtor in respect of such Receivables, General Intangibles, Instruments, Investment Property or other rights to payment upon the occurrence and during the continuance of a Default or Event of Default shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Debtor upon the remedy of all Defaults and Events of Default, or
(B) while any Event of Default is continuing, applied as specified in Section
4.3.

         (f) Collection and Collateral Account. There is hereby established with Secured Party a cash collateral account (the "Collateral Account") in the name and under the control of Secured Party into which there shall be deposited from time to time the cash proceeds of the Collateral (and of any other collateral under other Obligation Document) required to be delivered to Secured Party pursuant to the following subsections of this Section 4.1 or pursuant to any other provision of this Agreement or any other Obligation Document. Debtor and Secured Party shall deal with the Collateral Account as follows:

                  (i) Concurrently with the execution hereof (or promptly thereafter), Debtor shall instruct all account debtors and other Persons obligated to make payments to Debtor on any Receivables, General Intangibles, Instruments, or other rights to payment included within the Collateral to make such payments either (A) directly to Secured Party, in which case Debtor shall instruct that such payments be remitted to a post office box ("Lockbox) which shall be in the name and under the control of Secured Party, or (B) if Secured Party agrees, to one or more banks acceptable to Secured Party, in which case Debtor shall instruct that such payments be remitted to a post office box in the name and under the control of such bank which is subject to the terms of a lockbox agreement in a form satisfactory to Agent, duly executed by Debtor and such bank, pursuant to which Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to Secured Party for deposit into the Collateral Account or as Secured Party may otherwise instruct such bank. All such payments made to Secured Party shall be deposited in the Collateral Account. In addition to the foregoing, Debtor agrees that if the proceeds of any Collateral (including any payments with respect to which instructions have been given as provided above) shall be received by it, Debtor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by Debtor for Secured Party and shall not be commingled with any other funds or property of Debtor, and Debtor will not adjust, settle or compromise the amount or payment of any such Receivable, General Intangible, Instrument, or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

                  (ii) As long as no Default or Event of Default has occurred or is continuing, amounts on deposit in the Collateral Account shall, upon receipt by Secured Party, be deposited by Secured Party in Borrower's operating account maintained with Secured Party.

                  (iii) If a Default or an Event of Default has occurred or is continuing, Secured Party shall, at Secured Party's discretion, either
         (A) continue to hold the balance of the Collateral Account and all Liquid Investments as Collateral, or (B) apply any or all of the balance from time to time standing to the credit of the Collateral Account (subject to collection) as specified in Section 4.3 and liquidate any or all Liquid Investments and apply the proceeds thereof as specified in Section 4.3.

                  (iv) Amounts on deposit in the Collateral Account pursuant to subsection (iii) shall either remain on deposit therein or be invested and re-invested from time to time in such Liquid Investments as Secured Party shall determine, which Liquid Investments shall be held in the name and be under the control of Secured Party in a securities account established by Secured Party with one of its Affiliates until liquidated and applied as provided in subsection
         (iii). Any income received by Secured Party with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest on or proceeds of Liquid Investments, shall also remain, or be deposited, in the Collateral Account. All right, title and interest in and to the amounts on deposit from time to time in the Collateral Account, together with any Liquid Investments from time to time made pursuant to this section shall vest in Secured Party, shall constitute part of the Collateral hereunder, and shall not constitute payment of the Secured Obligations until applied thereto as herein provided.

                  (v) As used in this section, "Liquid Investment" means any investment in the name of Secured Party (and, in the opinion of counsel to Secured Party, appropriately subject to a perfected security interest in favor of Secured Party) which matures within one month after it is acquired by Secured Party and is either (A) a certificate of deposit or time deposit issued by Secured Party or (B) an obligation entitled to the full faith and credit of the United States which is in book-entry form and subject to pledge under applicable state law and Treasury regulations.

         Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

         (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

         (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

         (c) prior to the disposition of any Collateral, (i) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to Secured Party seize and remove such Collateral from such premises, (ii) have access to and use the Company's books, records, and information relating to the Collateral, and (iii) store or transfer any of the Collateral without charge in or by means of any storage or transportation facility owned or leased by Debtor, process, repair or recondition any of the Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Debtor;

         (d) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (e) dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (f) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any public sale;

         (g) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and

         (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment.

Debtor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

In addition to the foregoing, if any Event of Default has occurred and is continuing:

                  (i) Secured Party may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its sole discretion determine;

                  (ii) Secured Party may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any Patent Licenses or Trademark Licenses which relate to Patents or Trademarks included in the Collateral and take or refrain from taking any action under any thereof, and DEBTOR HEREBY RELEASES SECURED PARTY AND THE LENDERS FROM, AND AGREES TO HOLD SECURED PARTY AND THE LENDERS FREE AND HARMLESS FROM AND AGAINST, ANY CLAIMS AND EXPENSES ARISING OUT OF ANY LAWFUL ACTION SO TAKEN OR OMITTED TO BE TAKEN WITH RESPECT THERETO; and

                  (iii) upon request by Secured Party, Debtor will execute and deliver to Secured Party a power of attorney, in form and substance satisfactory to Secured Party, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent or Trademark included in the Collateral or any action related thereto. In the event of any such disposition pursuant to this Section, Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to Secured Party.

         Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may (subject to the rights of Lenders under the Credit Agreement) elect:

         (a) To the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

         (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) To the reimbursement of Secured Party for the amount of any obligations of Debtor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this

Agreement or the other Obligation Documents, and of any expenses of Secured Party payable by Debtor hereunder or under the other Obligation Documents;

         (d) To the satisfaction of any other Secured Obligations;

         (e) By holding the same as Collateral;

         (f) To the payment of any other amounts required by applicable law (including any provision of the UCC); and

         (g) By delivery to Debtor or to whoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party or Lenders to collect such deficiency.

         Section 4.5. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation
Documents:

         (a) DEBTOR WILL INDEMNIFY SECURED PARTY AND EACH LENDER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PARTY'S INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (b) Debtor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's individual gross negligence or willful misconduct.

         Section 4.6. Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party from resorting to judicial process at its option.

         Section 4.7. Other Recourse. Debtor waives any right to require Secured Party or any Lender to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, to have any Other Liable Party joined with Debtor in any suit arising out of the Secured Obligations or this Agreement, or to pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which Debtor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party or any Lender has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party and each Lender, without notice or demand, without any reservation of rights against Debtor, and without in any way affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.

         Section 4.8. Limitation on Duty of Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

         Section 4.9. Appointment of Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Secured Party, or to act as separate agent or agents on behalf of the Lenders, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment. In so doing Secured Party may, in the name and on behalf of Debtor, give to such co-agent or separate agent indemnities and other protections similar to those provided in Section 4.5.

         Section 4.10. Voting Rights, Dividends, Etc. in Respect of Subsidiary Shares.

         (a) So long as no Default or Event of Default shall have occurred and be continuing Debtor may receive and retain any and all dividends or interest paid in respect of the Subsidiary Shares; provided, however, that any and all

                  (i) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Subsidiary Shares,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Subsidiary Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                  (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Subsidiary Shares,

shall be, and shall forthwith be delivered to Secured Party to hold as, Subsidiary Shares and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party in the exact form received with any necessary indorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

         (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                  (i) all rights of Debtor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Subsidiary Shares such dividends and interest payments;

                  (ii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Subsidiary Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Subsidiary Shares upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Subsidiary Shares, and, in connection therewith, to deposit and deliver any and all of the Subsidiary Shares with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends and interest payments which are received by Debtor contrary to the provisions of subsection (b)(i) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party as Subsidiary Shares in the exact form received, to be held by Secured Party as Collateral.

Anything herein to the contrary notwithstanding, Debtor may at all times exercise any and all voting rights pertaining to the Subsidiary Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document.

         Section 4.11. Private Sale of Subsidiary Shares. Debtor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Subsidiary Shares and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Debtor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the UCC (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party may, in such event, bid for the purchase of such securities.


                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

         Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreement.

         Section 5.3. Preservation of Rights. No failure on the part of Secured Party or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise. The rights of Secured Party under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Secured Obligations.

         Section 5.6. Other Liable Parties. Neither this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party and any Lender may (except as otherwise provided in the Credit Agreement) pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

         Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations, upon the termination or expiration of the Credit Agreement and any other commitment of Lenders to extend credit to Debtor, and upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Party will thereafter, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral in Secured Party's possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

         Section 5.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such state, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereby hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of Texas.

         Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 5.11. "Loan Document". This Agreement is a "Loan Document", as defined in the Credit Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Credit Agreement governing such Loan Documents.

         THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES

AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Debtor has executed and delivered this Agreement as of the date first above written.


                                         AEI HOLDING COMPANY, INC.


                                         By: /s/ Vic Grubb
                                             ---------------------------
                                             Name: Vic Grubb
                                             Title: Controller/Treasurer